                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        APRIL 3, 2001
                                               ---------------------------------


                              SCHULER HOMES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                     0-32461                   99-0351900
--------------------------     ------------------------  -----------------------
(State or other jurisdiction      (Commission File           (I.R.S. Employer
     of incorporation)                Number)                Identification No.)


           828 FORT STREET MALL, FOURTH FLOOR, HONOLULU, HAWAII 96813
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code        (808) 521-5661
                                                  ------------------------------


                             SCHULER HOLDINGS, INC.
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)




Exhibit Index located on page 7.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective April 3, 2001, pursuant to the Agreement and Plan of Reorganization, dated as of September 12, 2000, as amended January 15, 2001 (the "Reorganization Agreement"), by and among Schuler Residential, Inc., a Delaware corporation (formerly known as Schuler Homes, Inc.) ("Schuler Residential"), Apollo Real Estate Investment Fund, L.P., a Delaware limited partnership ("Apollo"), Blackacre WPH, LLC, a Delaware limited liability company ("Blackacre"), Highridge Pacific Housing Investors, L.P., a California limited partnership ("Highridge"), AP WP Partners, L.P., a Delaware limited partnership ("APWP"), AP Western GP Corporation, a Delaware corporation ("AP Western"), AP LHI, Inc., a California corporation ("APLHI"), and Lamco Housing, Inc., a California corporation ("Lamco" and, together with Apollo, Blackacre, Highridge, APWP, AP Western and APLHI, the "WP Partners"), Schuler Residential and the WP Partners combined the business operations of Schuler Residential and certain of the entities owned by the WP Partners ("Western Pacific Housing"). Schuler Residential and the WP Partners formed Schuler Homes, Inc. (formerly known as Schuler Holdings, Inc.) (the "Company") on October 12, 2000 to hold the ownership interests of Schuler Residential and Western Pacific Housing.

         Existing shares of Schuler Residential common stock totaling 20,166,430 shares in the aggregate were automatically converted into shares of the Company's Class A common stock on a 1-to-1 basis. The Class A common stock has rights equivalent to the old Schuler Residential common stock. The WP Partners transferred their partnership interests, membership interests and the stock or other ownership interests they owned in Western Pacific Housing to the Company in exchange for the transfer of 20,166,430 shares of the Company's Class B common stock to WPH-Schuler, LLC ("WPH-Schuler"), a limited liability company owned by Apollo, Blackacre, Highridge and certain of their affiliates, and to Greenwood Properties Corp., an affiliate of one of Western Pacific Housing's lenders. Each share of the Company's Class B stock is convertible into one share of Class A common stock upon the election of the holder thereof or the sale to a person who was not a beneficial owner of Class B common stock immediately after the completion of the reorganization. The Company's certificate of incorporation and a Stockholders Agreement to which Apollo, Blackacre and Highridge are parties impose additional restrictions on WPH-Schuler in connection with converting or selling the Class B common stock held by WPH-Schuler.

         The issuance of the Company's Class A common stock under the Reorganization Agreement was registered under the Securities Act of 1933, as amended, (the "1933 Act") pursuant to the Company's registration statement on Form S-4 (File No. 333-48872) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on January 31, 2001. The Proxy Statement - Prospectus of the Company included in the Registration Statement contains additional information about this transaction. The issuance of shares of the Company's Class B common stock convertible into 1,411,703 shares of the Company's Class A common stock issued to Greenwood Properties Corp. was registered under the 1933 Act, pursuant to the Company's registration statement on Form S-3 (File No. 333-56354) filed with the SEC and declared effective on April 2, 2001. The

Company's Class A common stock is listed on the Nasdaq National Stock Market and trades under the symbol "SHLR".

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

WESTERN PACIFIC HOUSING

Report of Independent Auditors

Combined Balance Sheets as of March 31, 2000 and 1999

Unaudited Combined Balance Sheet as of December 31, 2000

Combined Statements of Income for the years ended March 31, 2000, 1999 and 1998

Unaudited Combined Statements of Income for the three and nine months ended December 31, 2000

Combined Statements of Cash Flows for the years ended March 31, 2000, 1999 and 1998

Unaudited Combined Statements of Cash Flows for the three and nine months ended December 31, 2000

Notes to Combined Financial Statements

(b) PRO FORMA FINANCIAL INFORMATION.

Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2000

Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 1999

Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended December 31, 2000

(c)  EXHIBITS.

NUMBER         DESCRIPTION
------         -----------
2.1            Agreement and Plan of Reorganization, dated as of September 12,
               2000, as amended January 15, 2001, by and among Schuler
               Residential, Inc., a Delaware corporation (formerly known as
               Schuler Homes, Inc.), Apollo Real Estate Investment Fund, L.P., a
               Delaware limited partnership, Blackacre WPH, LLC, a Delaware limited liability company, Highridge Pacific Housing Investors,
               L.P., a California limited partnership, AP WP Partners, L.P., a
               Delaware limited partnership, AP Western GP Corporation, a
               Delaware corporation, AP LHI, Inc., a California corporation, and
               Lamco Housing, Inc., a California Corporation (incorporated by reference herein to Annex A of the Proxy


                                       4


               Statement/Prospectus in Part I to the Company's Registration
               Statement on Form S-4, declared effective by the SEC on January
               31, 2001).

23.1           Consent of Ernst & Young LLP

99.1           Financial Statements of Western Pacific Housing and the Pro Forma
               Financial Information (incorporated by reference from the Company's Registration Statement on Form S-3 as declared effective by the SEC on April 2, 2001).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SCHULER HOMES, INC.



                                  By:         /s/   Thomas Connelly
                                     -------------------------------------------
                                                   Thomas Connelly,
                                                Senior Vice President,
                                          Chief Financial Officer and Secretary

Dated:  April 17, 2001

                                  EXHIBIT INDEX


NUMBER         DESCRIPTION
------         -----------
2.1            Agreement and Plan of Reorganization, dated as of September 12,
               2000, as amended January 15, 2001, by and among Schuler
               Residential, Inc., a Delaware corporation (formerly known as
               Schuler Homes, Inc.), Apollo Real Estate Investment Fund, L.P., a
               Delaware limited partnership, Blackacre WPH, LLC, a Delaware limited liability company, Highridge Pacific Housing Investors,
               L.P., a California limited partnership, AP WP Partners, L.P., a
               Delaware limited partnership, AP Western GP Corporation, a
               Delaware corporation, AP LHI, Inc., a California corporation, and
               Lamco Housing, Inc., a California Corporation (incorporated by reference herein to Annex A to the Proxy Statement/Prospectus in
               Part I to the Company's Registration Statement on Form S-4,
               declared effective by the SEC on January 31, 2001).

23.1           Consent of Ernst & Young LLP

99.1           Financial Statements of Western Pacific Housing and the Pro Forma
               Financial Information (incorporated by reference from the Company's Registration Statement on Form S-3 as declared effective by the SEC on April 2, 2001).